                                                                  Exhibit 99.2

                                                             EXECUTION VERSION

                          REGISTRATION RIGHTS AGREEMENT

         THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is dated as of this 17th day of May 2002, by and between FairMarket, Inc., a Delaware corporation (the "Company"), and eBay Inc., a Delaware corporation (the "Holder").

         WHEREAS, the parties to this Agreement are simultaneously entering into a certain Series B Preferred Stock Purchase Agreement, dated as of the date hereof (the "Purchase Agreement"), whereby the Holder has agreed to purchase 952,380 shares (the "Shares") of Series B Preferred Stock, $.001 par value per share (the "Series B Preferred Stock"), of the Company for an aggregate purchase price of $2,000,000; and

         WHEREAS, the execution of this Agreement is an inducement and a condition precedent to the purchase by the Holder of the Shares under the Purchase Agreement;

         NOW, THEREFORE, in consideration of the premises, as an inducement to the Holder to consummate the transactions contemplated by the Purchase Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and the Holder hereby covenant and agree with each other as follows:

         1. CERTAIN DEFINITIONS As used in this Agreement, the following terms shall have the following respective meanings:

         "AFFILIATE" of a Person shall mean any person or entity which directly or indirectly controls, is controlled by, or is under common control with such person or entity.

         "BLACKOUT PERIOD" shall have the meaning ascribed to it in Section 2(c) hereof.

         "COMMISSION" shall mean the United States Securities and Exchange Commission, or any other federal agency administering the Securities Act and the Exchange Act at the time.

         "COMMON STOCK" shall mean the common stock of the Company, $.001 par value per share, and any other shares of stock issued or issuable with respect thereto (whether by way of a stock dividend or stock split or in exchange for or upon conversion of such shares or otherwise in connection with a combination of shares, recapitalization, merger, consolidation or other corporate reorganization).

         "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended, or any similar successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

         "EXISTING AGREEMENT" shall mean the Investors' Rights Agreement dated February 25, 1999, as amended on August 23, 1999 and September 15, 1999, by and among the Company and the other parties thereto.

         "PERSON" shall mean an individual, a corporation, a partnership, a joint venture, a trust, an unincorporated organization, a limited liability company or partnership, a government and any agency or political subdivision thereof.

         "REGISTRABLE SECURITIES" shall mean shares of Common Stock received by the Holder upon the conversion of the Shares purchased by the Holder pursuant to the Purchase Agreement and any Common Stock issued as a dividend or other distribution with respect to, or in exchange for or in replacement of, any such Common Stock; provided that such shares shall cease to be Registrable Securities when (i) a registration statement registering such Registrable Securities under the Securities Act has been declared or becomes effective and such Registrable Securities have been sold or otherwise transferred by the Holder pursuant to such effective registration statement, (ii) such Registrable Securities are sold pursuant to Rule 144 under circumstances in which any legend borne by such Registrable Securities relating to restrictions on the transferability thereof, under the Securities Act or otherwise, is removed by the Company or such Registrable Securities are eligible to be resold pursuant to paragraph (k) of Rule 144, or (iii) such Registrable Securities cease to be outstanding.

         "REGISTRATION EXPENSES" shall mean the expenses so described in Section 5 hereof.

         "RULE 144" shall mean Rule 144 promulgated under the Securities Act, as in effect at the time, or any similar or analogous rule promulgated under the Securities Act then in effect.

         "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, or any similar successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

         "SHELF REGISTRATION STATEMENT" shall have the meaning ascribed to it in
Section 2(a) hereof.

         All other capitalized terms not defined herein shall have the meaning set forth in the Purchase Agreement unless otherwise indicated.

         2. SHELF REGISTRATION.

              (a) The Company will prepare and file with the Commission, no later than the date that is sixty (60) days after the date hereof, a shelf registration statement on Form S-3 (or any successor form or any other appropriate form) under Rule 415 of the Securities Act (or such successor rule then in effect) (together with all amendments and supplements to such registration statement, including post-effective amendments, in each case including the prospectus contained therein, all exhibits thereto and all material incorporated therein by reference, the "Shelf Registration Statement"); provided that the Company may also register for sale on its own account or that of any other holder of equity securities of the Company pursuant to the Shelf Registration Statement such additional shares of the Company's stock as it shall desire.

              (b) The Company will use its best efforts to cause the Shelf Registration Statement to be declared effective by the Commission on or before the earlier of (i) one hundred and twenty (120) days after the date hereof, or
(ii) ten (10) days after the Company is informed by the Commission of a "no review" status with respect to the Shelf Registration Statement. The Company will also cause the Shelf Registration Statement to remain effective for a period ending on the earlier of (X) one (1) year after the effective date of the Shelf Registration Statement, or (Y) the date on which there cease to be any Registrable Securities outstanding.

              (c) Notwithstanding anything to the contrary contained in this Agreement, the Company shall have the right to delay the effectiveness of the Shelf Registration Statement or to suspend, after the lapse of a period of thirty (30) days after the effective date of such Shelf Registration Statement, the right of the Holder to sell Registrable Securities under the Shelf Registration Statement, during no more than two (2) periods aggregating to not more than sixty (60) days in any twelve-month period (a "Blackout Period") in the event that either (i) (X) the Company would, in accordance with the reasonable advice of its counsel, be required to disclose in the prospectus, information not otherwise required by law to be publicly disclosed, and (Y) in the reasonable, good faith judgment of the Board of Directors of the Company, there is a reasonable likelihood that such disclosure, or any other action to be taken in connection with the prospectus, would materially and adversely affect or interfere with any financing, acquisition, merger, material joint venture, disposition of assets (not in the ordinary course of business), corporate reorganization or other similar transaction involving the Company or any material subsidiary of the Company, or (ii) a change to the Shelf Registration Statement is required so that, as of such date, the Shelf Registration Statement and prospectus do not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Company shall promptly give the Holder written notice of such determination containing a general statement of the reasons for such postponement and an approximation of the anticipated delay. Upon notice of the existence of a Blackout Period from the Company to the Holder, the Holder shall refrain from selling its Registrable Securities until such Blackout Period has ended.

              (d) The Holder may elect to sell Registrable Securities in an underwritten offering under the Shelf Registration Statement in accordance with the conditions set forth in this Section 2(d). In any such underwritten offering, the investment banker or bankers and manager or managers that will administer the offering will be selected by, and the underwriting arrangements with respect thereto will be approved by the Holder, subject, in each case, to the written consent of the Company, which consent will not be unreasonably withheld, and the Holder will be responsible for all underwriting fees, commissions and discounts with respect to the Registrable Securities sold by such Holder, in connection therewith. The Company shall not be obligated to arrange for more than one underwritten offering pursuant to the Shelf Registration Statement. The Holder may not participate in any underwritten offering hereunder unless the Holder (i) agrees to sell the Holder's Registrable Securities on the basis provided in any underwriting arrangements approved pursuant hereto and (ii) completes and executes all other questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

         3. PIGGYBACK REGISTRATION.

              (a) If the Company at any time while Registrable Securities are outstanding proposes to register any of its securities under the Securities Act for sale to the public for its own account or on the demand of any other holder of contractual registration rights (other than (i) a registration on Form S-8 or any successor form or in connection with any employee or director welfare, benefit or compensation plan, (ii) a registration on Form S-4 or any successor form or in connection with an exchange offer, (iii) a registration in connection with a securities or rights offering exclusively to the Company's security holders, (iv) a registration in connection with an offering solely to employees of the Company or its affiliates, (v) a registration relating to a transaction pursuant to Rule 145 or any other similar rule of the Commission under the Securities Act or (vi) a shelf registration), each such time it will give the Holder at least fifteen (15) days prior written notice of its intention to do so, and will afford such Holder an opportunity to include in such registration statement all or part of such Registrable Securities held by such Holder (subject to the subsequent limiting provisions contained in this paragraph). If the Holder decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Company, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, upon all the terms and conditions set forth herein. Upon the written request of the Holder given to the Company within twenty (20) days after its receipt of such notice, the Company will, subject to the limits contained in this Section 3, use its best efforts to cause all such Registrable Securities of the Holder (as so requested in such request) to be included in such registration statement; provided, however, that if the Company is advised in writing in good faith by any managing underwriter of the Company's securities being offered in a public offering pursuant to such registration statement that the amount to be sold by persons other than the Company (collectively, "Selling Stockholders") is greater than the amount which can be offered without adversely affecting the offering, the Company may reduce the amount offered for the accounts of Selling Stockholders (including the Holder) to a number deemed satisfactory by such managing underwriter; and provided further, that any shares to be excluded shall be determined in the following order of priority: (i) securities held by any Persons not having any such contractual, incidental registration rights, (ii) securities held by the Holder and any other Persons having contractual, incidental registration rights (other than those contained in the Existing Agreement) on a pro rata basis, (iii) securities held by any Persons having contractual, incidental registration rights under the Existing Agreement determined on a pro rata basis, and (iv) securities held by any Persons having contractual, demand registration rights under the Existing Agreement that demanded such registration.

              (b) If the registration pursuant to Section 3(a) above relates to an underwritten public offering, the Company shall so advise the Holder as part of the written notice given pursuant to Section 3(a). In such event, the right of the Holder to participate in such registration shall be conditioned upon such Holder's participation in such underwriting in accordance with the terms and conditions thereof. Holder hereby agrees that such Holder may not participate in any underwritten offering unless such Holder (i) agrees to sell such Holder's Registrable Securities on the basis provided in the underwriting arrangements applicable to such underwritten offering and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of the underwriting arrangements for such underwritten offering.

              (c) Notwithstanding the provisions of this Section 3, the Company shall have the right at any time after it shall have given written notice to the Holder pursuant to Section 3(a) (irrespective of whether a written request for inclusion of any such securities shall have been made) to elect not to file any such proposed registration statement, or to withdraw the same after filing but prior to effectiveness. The registration expenses of such withdrawn registration shall be borne by the Company in accordance with Section 5 hereof.

         4. REGISTRATION PROCEDURES. In connection with the Shelf Registration Statement, the Company will:

              (a) diligently prepare and file with the Commission such amendments and supplements to such Shelf Registration Statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the minimum required effective period stated in Section 2(b);

              (b) furnish to the Holder and the underwriters, if any, such number of copies of such registration statement and documents relating thereto, including any amendments or supplements thereto, and the prospectus contained therein, including a preliminary prospectus, in conformity with the requirements of the Securities Act, as such Holder may reasonably request;

              (c) use commercially reasonable efforts to register or qualify the Registrable Securities covered by the Shelf Registration Statement under such other securities or state blue sky laws of such jurisdictions as the Holder shall reasonable request, except that the Company shall not for any such purpose be required to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified, file any general consent to service of process or subject itself to any taxation in any jurisdiction where it would not otherwise be subject to such taxation;

              (d) within a reasonable time before each filing of the Shelf Registration Statement or prospectus or amendments or supplements thereto with the Commission, furnish to one (1) counsel selected by the Holder copies of such documents proposed to be filed, which documents shall be subject to the reasonable approval of such counsel;

              (e) promptly notify the Holder, such Holder's counsel and any underwriter and (if requested by any such Person) confirm such notice in writing, of the happening of any event which makes any statement made in the Shelf Registration Statement or related prospectus untrue or which requires the making of any changes in such Shelf Registration Statement or prospectus so that they will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in the light of the circumstances under which they were made not misleading; and, as promptly as practicable thereafter, prepare and file with the Commission and furnish a supplement or amendment to such prospectus so that, as thereafter deliverable to the purchasers of such Registrable Securities, such prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

              (f) use its best efforts to prevent the issuance of any order suspending the effectiveness of the Shelf Registration Statement, and if one is issued use its best efforts to obtain the withdrawal of any order suspending the effectiveness of the Shelf Registration Statement at the earliest possible date;

              (g) if requested by the managing underwriter or underwriters (if any), the Holder, or such Holder's counsel, promptly incorporate in a prospectus supplement or post-effective amendment such information as such Person requests to be included therein, including, without limitation, with respect to the Registrable Securities being sold by the Holder to such underwriter or underwriters, the purchase price being paid therefor by such underwriter or underwriters and with respect to any other terms of an underwritten offering of the Registrable Securities to be sold in such offering, and promptly make all required filings of such prospectus supplement or post-effective amendment;

              (h) cause the securities covered by such registration statement to be listed on the securities exchange or quoted on the quotation system on which the Common Stock of the Company is then listed or quoted; and

              (i) otherwise cooperate with the underwriter(s), the Commission and other regulatory agencies and take all actions and execute and deliver or cause to be executed and delivered all documents necessary to effect the Shelf Registration Statement.

         5. EXPENSES. All expenses incurred by the Company or the Holder in effecting the registrations provided for in Sections 2 and 3, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, and one (1) counsel for the Holder (in an amount not to exceed an aggregate of $10,000), underwriting expenses (other than fees, commissions or discounts), expenses of any Company audits incident to or required by any such registration and expenses of complying with the securities or blue sky laws of any jurisdictions (all of such expenses referred to as "Registration Expenses"), shall be paid by the Company.

         6. INDEMNIFICATION.

              (a) To the extent permitted by applicable law, the Company shall indemnify and hold harmless the Holder, its directors, officers, employees and agents and each Person, if any, who controls the Holder (within the meaning of Section 15 of the Securities Act) (individually and collectively, the "Indemnified Person") against any losses, claims, damages or liabilities (collectively, the "liability"), joint or several, to which such Indemnified Person may become subject under the Securities Act or any other statute or at common law, insofar as such liability (or action in respect thereof) arises out of or is based upon (i) any untrue statement or alleged untrue statement of any material fact contained in, on the effective date thereof, any registration statement under which the Holder's Registrable Securities were registered under the Securities Act or any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, any state securities or "blue sky" laws in connection with such registration. Except as otherwise provided in Section 6(e), the Company shall reimburse each such Indemnified Person its reasonable out-of-pocket expenses incurred in connection with investigating or defending any such liability. Notwithstanding the foregoing, the Company shall not be liable to any Indemnified Person in any such case to the extent that any such liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, preliminary or final prospectus, or amendment or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by such Person or any Person other than the Company specifically for use therein; and PROVIDED FURTHER, that the Company shall not be required to indemnify any Person against any liability arising from any untrue or misleading statement or omission contained in any preliminary prospectus if such deficiency is corrected in the final prospectus or for any liability which arises out of the failure of any Person to deliver a prospectus as required by the Securities Act.

              (b) To the extent permitted by applicable law, the Holder holding any Registrable Securities included in such registration being effected shall indemnify and hold harmless each other selling holder of any securities and its directors and officers, the Company and its directors and officers, each underwriter and each other Person, if any, who controls (within the meaning of Section 15 of the Securities Act) any such selling holder, the Company or such underwriter (individually and collectively also the "Indemnified Person"), against any liability, joint or several, to which any such Indemnified Person may become subject under the Securities Act or any other statute or at common law, insofar as such liability (or actions in respect thereof) arises out of or is based upon (i) any untrue statement or alleged untrue statement of any material fact contained in, on the effective date thereof, any registration statement under which securities were registered under the Securities Act at the request of such Holder, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, (ii) any omission or alleged omission by such Holder to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in the case of (i) and (ii) to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in such registration statement, preliminary or final prospectus, amendment or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by such Holder specifically for use therein, or (iii) any violation or alleged violation by the Holder of the Securities Act or any state securities or "blue sky" laws in connection with its sale of Registrable Securities in such registration. Such Holder shall reimburse any Indemnified Person its reasonable out-of-pocket expenses incurred in connection with investigating or defending any such liability; PROVIDED, HOWEVER, that in no event shall the liability of the Holder for indemnification under this Section 6 (including the aggregate amount of any expenses reimbursed by the Holder to an Indemnified Person) in its capacity as a seller of Registrable Securities exceed the amount equal to the proceeds to such Holder of the securities sold in any such registration; and PROVIDED FURTHER, however, that the Holder shall not be required to indemnify any Person against any liability arising from any untrue or misleading statement or omission contained in any preliminary prospectus if such deficiency is corrected in the final prospectus or for any liability which arises out of the failure of any Person (other than the Holder) to deliver a prospectus as required by the Securities Act.

              (c) In the event the Company, the Holder or other Indemnified Person receives a complaint, claim or other notice of any liability or action, giving rise to a claim for indemnification under Sections 6(a) or (b) above, the Person claiming indemnification under such paragraphs shall promptly notify the Person against whom indemnification is sought of such complaint, notice, claim or action, and such indemnifying Person shall have the right to investigate and defend any such loss, claim, damage, liability or action. No indemnifying party, in the defense of any such claim or litigation, shall enter into a consent or entry of any judgment or enter into a settlement without the consent of the Indemnified Person, which consent will not be unreasonably withheld or delayed.

              (d) Promptly after receipt by an Indemnified Person under this
Section 6 of notice of the commencement of any action (including any governmental action), such Indemnified Person will, if a claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; PROVIDED, HOWEVER, that an Indemnified Person shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, in each case if representation of such Indemnified Person by the counsel retained by the indemnifying party would be inappropriate due to actual conflicts of interests (under applicable codes of professional conduct governing such counsel) between such Indemnified Person and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to the indemnifying party's ability to defend such action, shall relive such indemnifying party of any liability to the Indemnified Person under this Section 6, but the omission to so deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any Indemnified Person otherwise than under this Section 6.

              (e) If the indemnification provided for in this Section 6 for any reason is held by a court of competent jurisdiction to be unavailable to an Indemnified Person in respect of any losses, claims, damages, expenses or liabilities referred to therein, then each indemnifying party under this Section 6, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages, expenses or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, the Holder and the underwriters from the offering of Registrable Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, the Holder and the underwriters in connection with the statements or omissions which resulted in such losses, claims, damages, expenses or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company, the Holder and the underwriters shall be deemed to be in the same respective proportions that the net proceeds from the offering (before deducting expenses) received by the Company, the Holder, and the underwriting discount received by the underwriters, in each case as set forth in the table on the cover page of the applicable prospectus, bear to the aggregate public offering price of the Registrable Securities. The relative fault of the Company, the Holder and the underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Holder, or the underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         The Company and the Holder agree that it would not be just and equitable if contribution to this Section 6 were determined by pro rata or per capita allocation or by any other method of allocation which does not take account the equitable considerations referred to in the immediately preceding paragraph. In no event, however, shall Holder be required to contribute under this Section 6(e) in excess of the net proceeds received by such Holder from its sale of Registrable Securities under such registration statement. No Person found guilty of fraudulent representation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not found guilty of such fraudulent misrepresentation.

         The obligations of the parties under this Section 6 shall survive the completion of any offering of Registrable Securities in any registration statement and termination of this Agreement. No indemnifying party, in defense of any such claim or litigation, shall, except with the consent of each Indemnified Person (which consent shall not be unreasonably withheld, conditioned or delayed), consent to the entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Person of a release from all liability in respect to such claim or litigation.

         7. AMENDMENTS. The provisions of this Agreement may be amended, modified or supplemented only by the written agreement of the Company and the Holder. For the purposes of this Agreement and all agreements executed pursuant hereto, no course of dealing between or among any of the parties hereto and no delay on the part of any party hereto in exercising any rights hereunder or thereunder shall operate as a waiver of the rights hereof or thereof.

         8. OTHER REGISTRATION RIGHTS. Except for any registration rights contained in the Existing Agreement, the Company agrees not to grant to any of its stockholders any piggyback registration rights which would reduce the number of Registrable Securities includable by the Holder in any registration under
Section 3(a) of this Agreement without the prior written consent of the Holder. Notwithstanding anything to the contrary contained herein, the rights of the Holder contained in this Agreement are subject and subordinated to the rights of the parties (other than the Company) to, and the terms and provisions of, the Existing Agreement.

         9. MARKET STAND-OFF; TRANSFERS. Holder agrees not to directly or indirectly offer, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of or otherwise dispose of or transfer any shares of Common Stock, Series B Preferred Stock or other shares of the Company held by it for a period of one hundred and twenty (120) days after the date hereof. Furthermore, notwithstanding anything to the contrary contained herein, the Holder agrees that it shall not offer, sell, or transfer any shares of Common Stock or Series B Preferred Stock unless such shares have been registered for sale under the Securities Act and applicable state securities laws or unless the offer, sale or transfer is pursuant to an exemption therefrom (for which the Holder delivers to the Company an opinion of counsel reasonably acceptable to the Company).

         10. COVENANTS OF HOLDER. Holder will (a) immediately furnish to the Company such information regarding such Holder and such Holder's intended method of distribution of the Registrable Securities as the Company may from time to time reasonably request in writing in order to comply with the Securities Act, any applicable "blue sky" laws and the provisions of this Agreement, (b) to the extent required by the Securities Act, deliver or cause delivery of the prospectus (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act, and as such prospectus is amended or supplemented by any prospectus supplement and by all other amendments and supplements to the prospectus) contained in any registration statement to any purchaser of such Holder's Registrable Securities covered by the registration statement, (c) promptly notify the Company of any sale of Registrable Securities by such Holder and (d) notify the Company as promptly as practicable of any inaccuracy or change in information previously furnished by the Holder to the Company or of the occurrence of any event, in either case as a result of which any prospectus (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act, and as such prospectus is amended or supplemented by any prospectus supplement and by all other amendments and supplements to the prospectus) contains or would contain an untrue statement of a material fact regarding the Holder or the Holder's intended method of distribution of the Registrable Securities or omits or would omit to state any material fact regarding the Holder or the Holder's intended method of distribution of the Registrable Securities required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly furnish to the Company any additional information required to correct and update any previously furnished information or required so that the prospectus (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act, and as such prospectus is amended or supplemented by any prospectus supplement and by all other amendments and supplements to the prospectus) will not contain, with respect to the Holder or the Holder's intended method of distribution of the Registrable Securities, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

         11. RULE 144. With a view to making available to the Holder the benefits of certain rules and regulations of the Commission which may permit the sale of the Registrable Securities to the public without registration, the Company, so long as the Company is required to file reports under the Exchange Act, agrees to use its best efforts to:

              (a) Make and keep public information available, as those terms are understood and defined in Rule 144;

              (b) File with the Commission, in a timely manner, all reports and other documents required of the Company under the Exchange Act; and

              (c) So long as the Holder owns any Registrable Securities, furnish to such Holder forthwith upon request, a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 and of the Exchange Act.

         12. TRANSFERABILITY OF REGISTRATION RIGHTS. The registration rights set forth in this Agreement are not transferable or assignable by the Holder; provided, however, that, subject to the Holder's compliance with the terms of
Section 9 of this Agreement and Section 5.1 of the Purchase Agreement, the Holder may transfer or assign such rights to (a) a majority-owned subsidiary of Holder to which the Holder transfers Registrable Securities, or (b) on no more than two (2) occasions, a transferee who acquires from Holder at least twenty-five percent (25%) of the Registrable Securities purchased by Holder on the date hereof; PROVIDED, HOWEVER, that no subsequent holder of Registrable Securities shall be able to transfer or assign any of the rights contained in this Agreement. Each subsequent holder of Registrable Securities permitted by the previous sentence must consent in writing to be bound by the terms and conditions of this Agreement in a form of document reasonably satisfactory to the Company in order to acquire the rights granted pursuant to this Agreement and the Holder must give prior written notice of any such transfer to the Company. In the event the Holder engages in any transfer permitted pursuant to this Section 12 which results in more than one (1) Person holding Registrable Securities or being entitled to the Registration Rights contained in this Agreement, all such Persons shall be deemed to be a single Holder for the purposes of this Agreement.

         13. DAMAGES. The Company recognizes and agrees that the Holder will not have an adequate remedy if the Company fails to comply with the terms and provisions of this Agreement and that damages will not be readily ascertainable, and the Company expressly agrees that, in the event of such failure, it shall not oppose an application by the Holder requiring specific performance of any and all provisions hereof or enjoining the Company from continuing to commit any such breach of this Agreement.

         14. MISCELLANEOUS.

              (a) NOTICES. All notices, requests, demands and other communications provided for hereunder shall be in writing and mailed (by first class registered or certified mail, postage prepaid), telegraphed, sent by express overnight courier service or electronic facsimile transmission (with a copy by mail), or delivered to the applicable party at the addresses indicated below:

         IF TO THE COMPANY:

                   FairMarket, Inc.
                   500 Unicorn Park Drive
                   Woburn, MA  01801
                   Attention:  Chief Financial Officer
                   Copy:  General Counsel
                   Telecopy No.: (781) 935-7617

         WITH A COPY TO:

                   Goodwin Procter  LLP
                   Exchange Place
                   Boston, MA  02109
                   Attention:  Robert P. Whalen, Jr., P.C.
                   Telecopy No.: (617) 523-1231

         IF TO THE HOLDER:

                   eBay Inc.
                   2145 Hamilton Avenue
                   San Jose, CA 95125
                   Attention: General Counsel
                   Telecopy No.: (408) 376-7514

         WITH A COPY TO:

                   Cooley Godward  LLP
                   Five Palo Alto Square
                   3000 El Camino Real
                   Palo Alto, CA 94306
                   Attention:  Vincent P. Pangrazio, Esq.
                   Telecopy No.: (650) 849-7400

or, as to each of the foregoing, at such other address as shall be designated by such Person in a written notice to other parties complying as to delivery with the terms of this subsection (a). All such notices, requests, demands and other communications shall, when mailed, telegraphed or sent, respectively, be effective (i) two days after being deposited in the U.S. mails or (ii) one day after being delivered to the telegraph company, deposited with the express overnight courier service of national reputation or sent by electronic facsimile transmission, receipt confirmed, respectively, addressed as aforesaid.

              (b) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to conflict of laws principles thereof.

              (c) COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

              (d) SEVERABILITY. If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

              (e) INTEGRATION. This Agreement, including the exhibits, documents and instruments referred to herein or therein, constitutes the entire agreement among the parties with respect to the subject matter contained herein.


                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed as of the date first set forth above.


                                        COMPANY:

                                        FAIRMARKET, INC.



                                        By: /s/ Nanda Krish
                                           ------------------------------------
                                           Name:  Nanda Krish
                                           Title: President and Chief
                                                  Executive Officer



                                        HOLDER:


                                        eBay Inc.


                                        By: /s/ Michael Jacobson
                                           ------------------------------------
                                           Name:  Michael Jacobson
                                           Title: Senior Vice President of
                                                  Legal Affairs and General
                                                  Counsel



                [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]